Supplement dated September 8, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes important changes in connection with the variable annuities issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

In the AnnuiChoice II prospectus, Part 6 — Optional Benefits, section titled “Guaranteed Lifetime Income Advantage Rider,” the following sentence is deleted: “The GLIA Rider is not available in Minnesota.”  The GLIA Rider is available in Minnesota.

In the Pinnacle V prospectus:

•                  Part 6 — Optional Benefits, section titled “Guaranteed Lifetime Income Advantage Rider,” is revised to indicate that the GLIA Rider is available in Minnesota and Utah.

•                  Part 10 - Prior Contracts and State Variations, section titled “Pinnacle III — Currently available in Oregon, Utah and Washington,” is revised to remove Utah from the list of states where Pinnacle III is available.  Pinnacle V is now available in Utah.